Exhibit 99.2

Quarterly Financial Supplement

FOR THE QUARTER ENDED DECEMBER 31, 2014

ddr
ThinkRetail. CreateValue.

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1 - 10

Asset Summary
Portfolio Summary	11
Portfolio Detail	12
Leasing Summary	13 - 14
Top 50 Tenants	15

Investments
Transactions	16 - 17
Developments / Redevelopments	18

Joint Ventures
Summary	19
Income Statement	20
Balance Sheet	21

Balance Sheet Summary
Capital Structure	22
Debt / EBITDA	23
Debt Summary	24
Consolidated Debt Detail	25 - 27
Unconsolidated Debt Detail	28 - 29

Analyst Information and Reporting Policies
Analyst Coverage	30
Notable Policies	31 - 32

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three month period ended December 31, 2014. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS OPERATING FFO PER DILUTED SHARE OF $1.16

FOR THE YEAR ENDED DECEMBER 31, 2014

BEACHWOOD, OHIO, February 11, 2015 – DDR Corp. (NYSE: DDR) today announced operating results for the fourth quarter and year ended December 31, 2014.

Significant Fourth Quarter Activity

•	Generated Operating FFO of $0.31 per diluted share, a 6.9% increase from the fourth quarter of 2013

•	Executed 327 new leases and renewals for 1.8 million square feet

•	Increased the U.S. portfolio leased rate by 10 basis points to 95.7% from 95.6% at September 30, 2014

•	Generated new leasing spreads of 25.0% on a pro rata basis, and renewal leasing spreads of 7.2% on a pro rata basis

•	Generated same store net operating income growth of 3.0% on a pro rata basis compared to the prior year

•	Closed on a new unconsolidated joint venture with Blackstone that acquired a portfolio of 70 shopping centers with a total cost of $1.93 billion

•	Acquired sole ownership of one power center, from an existing joint venture, for $15 million at DDR’s share

•	Liquidated two joint ventures containing 23 assets

•	Sold $591 million of assets; DDR’s pro rata gross proceeds were $258 million

•	Issued $500 million, 3.625% senior unsecured notes due February 2025 in January 2015

2014 Year-end Highlights

•	Generated Operating FFO of $1.16 per diluted share for the full year 2014, an increase of 4.5% compared to 2013

•	Executed 1,411 new leases and renewals for 10.6 million square feet in 2014

•	Increased the U.S. portfolio leased rate by 70 basis points from 95.0% at December 31, 2013

•	Generated new leasing spreads for the full year 2014 of 22.2% on a pro rata basis, and renewal leasing spreads of 7.7% on a pro rata basis.

“We are pleased to announce another quarter of strong results and we remain confident that we are well-positioned and excited about the opportunity ahead,” commented David J. Oakes, president and chief executive officer of DDR.

Financial Highlights

•	Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $7.7 million to $112.2 million, or $0.31 per diluted share, compared to $104.5 million, or $0.29 per diluted share, for the prior-year comparable period.

•	Operating FFO for the year ended December 31, 2014, increased to $420.4 million, or $1.16 per diluted share, compared to $366.7 million or $1.11 per diluted share, for the prior year.

•	Fourth quarter net loss attributable to common shareholders was $16.3 million, or $0.05 per diluted share, which compares to net income of $0.6 million, or $0.00 per diluted share, for the prior-year comparable period.

•	Net income attributable to common shareholders for the year ended December 31, 2014, was $91.3 million, or $0.25 per diluted share, which compares to net loss of $43.1 million or $0.14 per diluted share, for the prior year.

Significant Fourth Quarter and Year-End Operating Activity

•	Executed 576 new leases totaling 2.9 million square feet at positive spreads of 22.2% on a pro rata basis, of which 140 new leases aggregating 0.6 million square feet at positive spreads of 25.0% on a pro rata basis were executed in the fourth quarter

•	Executed 835 renewal leases totaling 7.7 million square feet at positive spreads of 7.7% on a pro rata basis, of which 187 renewal leases totaling 1.2 million square feet at positive spreads of 7.2% on a pro rata basis were executed in the fourth quarter

•	The U.S. annualized base rent per occupied square foot was $13.91 at December 31, 2014 as compared to $13.35 at December 31, 2013, and increase of 4.2%.

Significant Fourth Quarter Transactional Activity

•	In October, acquired a portfolio of 70 shopping centers with joint venture partner, Blackstone, for $1.93 billion or $376 million at the Company’s share. The Company’s investment includes $20 million of common equity, $62 million of newly financed and debt assumed at our share, and $300 million in preferred equity with a fixed dividend rate of 8.5%.

•	Sold 12 consolidated operating shopping centers totaling 2.0 million square feet and seven land parcels generating gross proceeds of $214.4 million. A net gain of $22.1 million was recorded related to these sales.

•	Sold 29 unconsolidated joint venture operating shopping centers, totaling 3.8 million square feet, generating gross proceeds of $376.2 million, of which the Company’s pro rata share was $48.6 million. An aggregate net gain of approximately $26.8 million was recorded related to these asset sales, of which the Company’s pro rata share was $4.2 million.

•	Included in unconsolidated joint venture sale proceeds is the substantial liquidation of the Company’s interests in two joint ventures as all of the underlying assets owned by the joint ventures were sold.

2015 Guidance

•	There has been no change in Operating FFO per share guidance since the initial release on January 7, 2015. The Company continues to estimate Operating FFO for 2015 between $1.20 and $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended and year ended December 31, 2014. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 415 value-oriented shopping centers representing 118 million square feet in 41 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com, as well as on Twitter, LinkedIn and Facebook.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, February 12, 2015, at 10:00 a.m. Eastern Time. To participate, please dial 877.703.6107 (domestic) or 857.244.7306 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the passcode: 16795709. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	4Q14	4Q13	12M14	12M13
Revenues:
Minimum rents (1)	$181,081	$165,996	$688,556	$563,098
Percentage rent	2,459	2,591	5,231	5,650
Recoveries	59,040	56,267	230,987	186,672
Ancillary income	5,824	7,603	24,288	28,108
Other revenues (2)	153	242	4,706	6,246

	248,557	232,699	953,768	789,774
Expenses (3):
Operating and maintenance	35,355	35,854	142,336	129,952
Real estate taxes	34,729	33,407	138,771	109,227

	70,084	69,261	281,107	239,179

Net operating income	178,473	163,438	672,661	550,595

Other income (expense):
Fee income	8,211	8,966	31,907	40,161
Interest income	6,989	3,173	15,927	23,541
Interest expense (4)	(61,014)	(59,846)	(237,120)	(214,370)
Depreciation and amortization	(106,732)	(103,656)	(402,825)	(296,560)
General and administrative (5)	(25,606)	(20,432)	(84,484)	(79,556)
Other income (expense), net (6)	(1,221)	(3,121)	(12,262)	(6,408)
Impairment charges (7)	(11,055)	(442)	(29,175)	(19,044)

Loss before earnings from equity method investments and other items	(11,955)	(11,920)	(45,371)	(1,641)
Equity in net income of joint ventures	748	1,276	10,989	6,819
Impairment of joint venture investments	(21,552)	(980)	(30,652)	(980)
Gain on sale and change in control of interests, net	183	18,840	87,996	19,906
Income (loss) from discontinued operations (8)	21,471	334	89,398	(31,267)
Tax expense	(742)	(223)	(1,855)	(2,685)
Gain on disposition of real estate, net of tax	415	120	3,060	467

Net (loss) income	(11,432)	7,447	113,565	(9,381)
Non-controlling interests (9)	732	(237)	3,717	(794)

Net (loss) income attributable to DDR	(10,700)	7,210	117,282	(10,175)
Write-off of preferred share original issuance costs	0	0	(1,943)	(5,246)
Preferred dividends	(5,594)	(6,608)	(24,054)	(27,721)

Net (loss) income attributable to Common Shareholders	(16,294)	602	91,285	(43,142)

FFO:
Net (loss) income attributable to common shareholders	(16,294)	602	91,285	(43,142)
Depreciation and amortization of real estate investments	105,887	107,158	410,172	314,720
Equity in net income of joint ventures	(748)	(1,276)	(10,989)	(6,819)
Joint ventures’ FFO	5,836	12,306	30,344	49,409
Non-controlling interests (OP units)	223	54	732	215
Impairment of depreciable real estate	7,555	5,361	19,412	69,597
Gain on disposition of depreciable real estate, net	(21,565)	(4,042)	(181,319)	(11,459)

FFO attributable to Common Shareholders	80,894	120,163	359,637	372,521
Non-operating items, net (10)	31,311	(15,667)	60,756	(5,854)

Operating FFO	$112,205	$104,496	$420,393	$366,667

FFO per share – Diluted (11)	$0.22	$0.33	$1.00	$1.13
Operating FFO per share – Diluted (11)	$0.31	$0.29	$1.16	$1.11

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Year End
	4Q14	4Q13
Assets:
Land	$2,208,468	$2,209,970
Buildings	7,087,040	6,949,440
Fixtures and tenant improvements	645,035	599,221

	9,940,543	9,758,631
Less: Accumulated depreciation	(1,909,585)	(1,823,199)

	8,030,958	7,935,432
Land held for development and construction in progress	395,242	452,980
Real estate held for sale, net	0	12,670

Real estate, net	8,426,200	8,401,082

Investments in and advances to joint ventures	414,848	448,008
Cash	20,937	86,664
Restricted cash	11,375	33,476
Notes receivable, net	56,245	78,338
Receivables, including straight-line rent, net	132,661	129,513
Other assets, net (12)	479,629	515,992

Total Assets	9,541,895	9,693,073

Liabilities and Equity:
Revolving credit facilities	29,009	29,133
Unsecured debt	2,765,893	2,754,120
Unsecured term loan	350,000	350,000
Mortgage and other secured debt	2,089,805	2,161,421

	5,234,707	5,294,674
Dividends payable	61,468	55,107
Other liabilities (13)	448,192	415,413

Total Liabilities	5,744,367	5,765,194

Preferred shares	350,000	405,000
Common shares	36,071	35,938
Paid-in-capital	5,438,778	5,417,363
Accumulated distributions in excess of net income	(2,047,212)	(1,915,638)
Deferred compensation obligation	16,609	16,702
Accumulated other comprehensive income	(7,352)	(36,493)
Less: Common shares in treasury at cost	(16,646)	(18,211)
Non-controlling interests	27,280	23,218

Total Equity	3,797,528	3,927,879

Total Liabilities and Equity	$9,541,895	$9,693,073

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	4Q14	4Q13	12M14	12M13
Revenues:
Minimum rents	$99,018	$102,346	$359,140	$459,666
Percentage rent	858	860	1,909	2,234
Recoveries	27,256	20,566	91,917	106,642
Other revenues	1,700	18,981	32,798	67,391

	128,832	142,753	485,764	635,933
Expenses:
Operating and maintenance	28,810	31,757	112,800	142,910
Real estate taxes	17,040	12,275	54,891	67,919

	45,850	44,032	167,691	210,829

Net operating income	82,982	98,721	318,073	425,104

Other income (expense):
Interest expense	(42,306)	(47,053)	(171,803)	(204,893)
Depreciation and amortization	(44,485)	(41,523)	(151,651)	(201,021)
Impairment charges	(20,983)	(643)	(21,583)	(43,913)
Tax expense	0	(7,254)	(6,565)	(27,553)
Other expense, net	(15,285)	(41)	(18,249)	(2,298)

	(123,059)	(96,514)	(369,851)	(479,678)
(Loss) income from continuing operations	(40,077)	2,207	(51,778)	(54,574)
Income (loss) from discontinued operations	3,151	(28,289)	(13,955)	(65,951)
Gain (loss) on disposition of discontinued operations, net	26,797	7,944	55,020	(19,190)
Gain on disposition of real estate, net	6,283	0	10,116	794

Net loss	(3,846)	(18,138)	(597)	(138,921)
Non-controlling interests	0	(6,290)	(2,022)	(26,005)

Net loss attributable to unconsolidated joint ventures	(3,846)	(24,428)	(2,619)	(164,926)
Depreciation and amortization of real estate investments	46,647	45,726	164,668	226,635
Impairment of depreciable real estate	20,983	26,729	32,675	93,166
(Gain) loss on disposition of depreciable real estate, net	(33,080)	(7,944)	(65,045)	18,711

FFO	30,704	40,083	129,679	173,586
FFO at DDR’s ownership interests	5,836	12,306	30,344	49,409
Operating FFO at DDR’s ownership interests	6,771	12,087	31,414	48,500

Net (loss) income at DDR’s ownership interests	(264)	(1,014)	9,218	3,314
Basis differences	1,012	2,290	1,771	3,505

Equity in net income of joint ventures	$748	$1,276	$10,989	$6,819

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Year End
	4Q14	4Q13
Assets:
Land	$1,439,849	$1,275,232
Buildings	3,854,585	3,940,806
Fixtures and tenant improvements	200,696	266,851

	5,495,130	5,482,889
Less: Accumulated depreciation	(773,256)	(839,867)

	4,721,874	4,643,022
Land held for development and construction in progress	55,698	116,088

Real estate, net	4,777,572	4,759,110
Cash and restricted cash	100,812	282,866
Receivables, including straight-line rent, net	80,508	101,003
Other assets, net	394,751	196,615

Total Assets	5,353,643	5,339,594

Liabilities and Equity:
Mortgage debt	3,552,764	3,282,643
Notes and accrued interest payable to DDR	144,831	127,679
Other liabilities	276,998	245,368

Total Liabilities	3,974,593	3,655,690

Redeemable preferred equity	305,310	71,771
Accumulated equity	1,073,740	1,612,133

Total Liabilities and Equity	$5,353,643	$5,339,594

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q14	4Q13	12M14	12M13

(1)	Minimum rents:
	Straight-line rent, net	$1.9	$1.4	$5.9	$5.6
	Below-market rent, net	0.4	(0.1)	1.3	0.1
	Ground lease revenue	9.2	8.4	33.7	26.5

(2)	Other revenues:
	Lease termination fees	0.0	0.1	4.1	6.3
	Other miscellaneous	0.1	0.2	0.6	0.6

(3)	Operating expenses:
	Recoverable expenses (excludes discontinued operations)	(64.6)	(60.6)	(253.9)	(205.7)
	Non-recoverable expenses (excludes discontinued operations)	(5.5)	(8.6)	(27.2)	(33.5)
	Straight-line ground rent expense	(0.3)	(0.3)	(1.1)	(1.2)
	Expensed costs of suspended developments	(0.5)	(0.3)	(1.3)	(2.0)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.9)	(2.8)	(11.4)	(10.8)
	Debt fair value amortization	5.4	4.2	17.9	6.7
	Loan cost amortization	(2.5)	(3.1)	(12.0)	(12.1)
	Interest expense (capitalized)	2.0	2.0	8.7	8.8

(5)	General and administrative expenses:
	Executive separation charges	(5.4)	0.0	(5.6)	(0.7)
	Stock compensation expenses	(1.9)	(1.8)	(7.7)	(7.4)
	Internal leasing expenses	(1.6)	(1.7)	(7.1)	(7.5)
	Construction administrative costs (capitalized)	2.5	3.1	9.9	10.0

(6)	Other income (expense):
	Transactions and other, net	(0.3)	(2.3)	(9.2)	(4.7)
	Litigation expenses	(1.0)	(1.0)	(3.2)	(2.2)
	Note receivable reserve	(0.5)	(0.0)	(0.5)	(0.0)
	Debt extinguishment gain/(loss), net	0.6	0.0	0.6	0.3

(7)	Impairment charges:
	Land held for development	0.0	0.0	13.2	0.0
	Undeveloped land	3.5	0.4	5.4	3.0
	Assets marketed for sale	7.6	0.0	10.6	16.0

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q14	4Q13	12M14	12M13

(8)	Discontinued operations:
	Revenues	$3.2	$17.5	$39.5	$81.3
	Expenses	(2.0)	(9.5)	(21.0)	(42.7)
	Impairments	(0.0)	(5.4)	(8.9)	(53.6)
	Depreciation	(1.4)	(6.3)	(16.2)	(27.6)
	Gain on disposition of real estate, net	21.7	4.0	96.0	11.3

	Net income (loss)	21.5	0.3	89.4	(31.3)

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	0.9	(0.3)	2.8	(1.0)
	Operating FFO attributable to non-controlling interests	(0.1)	(0.3)	(0.8)	(1.0)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	25.0	1.4	49.3	4.0
	Executive separation charges	5.4	0.0	5.6	0.7
	Transaction, litigation, debt extinguishment, other, net	1.8	2.0	13.7	5.4
	Joint ventures – transaction, currency, other	0.9	(0.2)	1.1	(0.9)
	Non-cash gain on sale of non-depreciable real estate, net of non-controlling interests and foreign currency	(1.5)	(0.1)	(6.5)	(0.3)
	Non-cash gain on sale and change in control of interests, net	(0.3)	(18.8)	(4.3)	(19.9)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	1.9	5.2

		31.3	(15.7)	60.8	(5.8)
(11)	Outstanding per share information:
	Common shares (at quarter end)	360.7	359.2	360.7	359.2
	OP units (at quarter end)	1.4	0.4	1.4	0.4

	Total shares and units (at quarter end)	362.1	359.6	362.1	359.6
	Weighted average shares and units – Basic & Diluted – EPS	359.0	356.9	358.1	326.4
	Weighted average shares and units – Basic – FFO & OFFO	361.9	359.3	360.6	328.9
	Assumed conversion of dilutive securities	0.5	0.4	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	362.4	359.7	361.1	329.4
	Earnings per common share – Basic & Diluted	$(0.05)	$0.00	$0.25	$(0.14)
	FFO per share – Basic	$0.22	$0.33	$1.00	$1.13
	FFO per share – Diluted	$0.22	$0.33	$1.00	$1.13
	Operating FFO per share – Diluted	$0.31	$0.29	$1.16	$1.11
	Common stock dividends declared, per share	$0.155	$0.135	$0.62	$0.54

(12)	Intangible assets, net (at year end)			389.2	409.6

(13)	Below-market leases, net (at year end)			139.3	123.9

DDR Corp.

Financial Statements: Footnotes

	4Q14	4Q13	12M14	12M13

Additional financial information:

Capital expenditures (DDR share):
Leasing	$8.5	$10.5	$39.0	$40.0
Maintenance – total	5.2	3.2	14.4	8.6
Maintenance PSF of owned GLA – non reimbursable			0.16	0.11

Miscellaneous (DDR share):
Est. value of land owned adjacent to existing centers (at 12/31/14)			23.0
Cost basis of headquarters (non-income producing at 12/31/14)			40.0

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

		Total		Prime		Puerto Rico
At 100%
Operating Centers		415		297		15
Owned GLA		80.4		68.7		4.1
Ground Lease GLA		6.9		6.1		0.7
Additional Unowned		30.8		26.5		0.3
Base Rent PSF		$13.91		$14.38		$19.62
Leased Rate		95.7%		96.2%		96.0%
Commenced Rate		94.8%		95.5%		95.4%

Metrics at DDR Share
Owned GLA		55.0		49.6		4.1
Ground Lease GLA		5.1		4.8		0.7
Base Rent PSF		$14.15		$14.44		$19.62
Leased Rate		96.0%		96.4%		96.0%
% of NOI		—		95.0%		13.8%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	4Q14	4Q13	Change		4Q14	4Q13	Change
Same Store Leased Rate	95.7%	95.5%	0.2%		96.0%	95.9%	0.1%
Revenues:
Base Rents	$223.4	$218.7	2.1%		$176.7	$172.7	2.3%
Recoveries	72.9	71.0	2.7%		59.4	58.3	2.0%
Other	5.3	5.3	1.4%		4.6	4.5	1.8%

	301.6	295.0	2.2%		240.7	235.5	2.2%
Expenses:
Operating	(51.5)	(50.7)	1.6%		(40.8)	(40.2)	1.5%
Real Estate Taxes	(41.1)	(41.1)	0.2%		(33.2)	(33.4)	-0.8%

	(92.6)	(91.8)	1.0%		(74.0)	(73.6)	0.5%

Same Store NOI	$209.0	$203.2	2.9%		$166.7	$161.9	3.0%
Non-Same Store NOI (1)	52.5	59.0			24.4	25.3

	$261.5	$262.2			$191.1	$187.2

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:			Consolidated at DDR Share:
Revenues	$248.6	$232.7	DDR Share	$178.5	$163.4
Expenses	(70.1)	(69.3)	JV Share	(0.4)	(0.3)

	$178.5	$163.4		$178.1	$163.1
Unconsolidated at 100%:			Unconsolidated at DDR Share:
Revenues	$128.8	$142.8	Revenues	$20.0	$34.0
Expenses	(45.8)	(44.0)	Expenses	(7.0)	(9.9)

	$83.0	$98.8		$13.0	$24.1

Total	$261.5	$262.2	Total	$191.1	$187.2

(1)	Brazil is excluded from the same-store pool in both periods.

DDR Corp.

Portfolio Detail (at 100%)

Lease Expiration Schedule

	Greater than 10,000 SF				Less than 10,000 SF
Year	Leases	ABR (mil)	Rent PSF	% of ABR	Leases	ABR (mil)	Rent PSF	% of ABR
2015	105	$34.6	$10.98	3.4%	782	$44.1	$23.14	4.3%
2016	233	79.4	11.07	7.7%	952	57.0	22.42	5.6%
2017	220	83.0	10.86	8.1%	909	54.0	22.77	5.3%
2018	238	84.8	11.42	8.3%	896	63.0	23.96	6.1%
2019	242	94.4	11.01	9.2%	667	45.1	23.25	4.4%
2020	156	52.9	11.15	5.2%	244	18.2	22.51	1.8%
2021	114	48.7	10.95	4.8%	199	16.4	25.13	1.6%
2022	119	46.4	11.05	4.5%	205	17.8	25.08	1.7%
2023	119	44.5	10.53	4.3%	181	16.9	23.69	1.6%
2024	92	33.4	12.36	3.3%	201	18.4	23.51	1.8%

2015-2024	1,638	$602.1	$11.14	58.7%	5,236	$350.9	$23.55	34.2%
Total Rent Roll	1,735	$658.8	$11.30	64.3%	5,505	$366.3	$23.24	35.7%

	Annual Metrics				Leased Rate Breakdown
	Period Ending	Centers	Leased Rate	ABR PSF	SF	Leased Rate	% of GLA	% of Vacancy
	YE 2014	415	95.7%	$13.91	<5,000	86.5%	14.9%	46.3%
	YE 2013	406	95.0%	13.35	5,000-9,999	92.5%	8.4%	14.6%
	YE 2012	444	94.1%	12.77	>10,000	97.8%	76.7%	39.1%

	YE 2011	422	93.3%	12.54	Total	95.7%	100.0%	100.0%
	YE 2010	476	92.3%	12.46
	YE 2009	534	91.2%	12.27
	YE 2008	611	92.6%	12.34
	YE 2007	619	95.8%	12.22	Portfolio Concentration
	YE 2006	370	96.2%	11.57
	YE 2005	379	96.3%	11.30		% of		% of
	YE 2004	373	95.4%	11.13		ABR	MSF	GLA
	YE 2003	274	95.1%	10.82	Florida	10.8%	10.0	11.5%
	YE 2002	189	95.9%	10.58	Georgia	9.6%	9.3	10.7%
	YE 2001	192	95.4%	10.03	Puerto Rico	7.8%	4.8	5.5%
	YE 2000	190	96.9%	9.66	Ohio	7.4%	7.2	8.2%
	YE 1999	186	95.7%	9.20	N. Carolina	6.9%	5.7	6.5%
	YE 1998	159	96.5%	8.99	California	5.2%	3.9	4.5%
	YE 1997	123	96.1%	8.49	New Jersey	4.5%	3.2	3.7%
	YE 1996	112	94.8%	7.85	Illinois	4.4%	2.7	3.1%
	YE 1995	106	96.3%	7.60	Texas	3.9%	3.2	3.7%
	YE 1994	84	97.1%	5.89	New York	3.9%	4.4	5.1%
	YE 1993	69	96.2%	5.60
	YE 1992	53	95.4%	5.37

DDR Corp.

Leasing Summary

4Q14

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
Current Quarter at 100%
New Leases
Comparable	70	379	$18.30	$15.13	21.0%	8.8	$14.63
Non-comp	70	259	18.00	N/A	N/A	8.0	17.01

New Leases - Total	140	638	18.18	N/A	21.0%	8.5	15.63
Renewals	187	1,165	16.49	15.36	7.4%	5.0	0.19

Total	327	1,803	$17.09	$15.30	10.7%	6.3	$5.83

Current Quarter at DDR Share
New Leases
Comparable	70	291	$19.60	$15.68	25.0%	8.6	$17.58
Non-comp	70	187	19.38	N/A	N/A	8.3	16.12

New Leases - Total	140	478	19.51	N/A	25.0%	8.5	16.99
Renewals	187	799	17.30	16.14	7.2%	5.0	0.24

Total	327	1,277	$18.13	$16.01	11.9%	6.3	$6.70

	New	Renewals
	4Q14	4Q14
Net Effective Rents
Square footage	561	1,165
Base rent	$19.29	$16.69
Tenant allowance	(2.09)	(0.04)
Landlord work	(2.78)	(0.09)
Third party leasing commissions	(0.35)	0.00

Equivalent net effective rent	$14.07	$16.56
Weighted average term in years	8.4	5.1

DDR Corp.

Leasing Summary

12M14

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
YTD at 100%
New Leases
Comparable	284	1,314	$17.91	$15.15	18.2%	8.4	$16.37
Non-comp	292	1,554	15.54	N/A	N/A	9.7	15.40

New Leases - Total	576	2,868	16.62	N/A	18.2%	9.1	15.82
Renewals	835	7,771	14.05	13.10	7.3%	5.5	0.21

Total	1,411	10,639	$14.75	$13.40	9.1%	6.5	$4.82

YTD at DDR Share
New Leases
Comparable	284	1,044	$18.54	$15.17	22.2%	8.5	$18.88
Non-comp	292	1,125	16.88	N/A	N/A	10.2	14.55

New Leases - Total	576	2,169	17.72	N/A	22.2%	9.4	16.62
Renewals	835	5,618	14.62	13.58	7.7%	5.5	0.22

Total	1,411	7,787	$15.48	$13.83	10.2%	6.6	$5.22

	New	Renewals
	12M14	12M14
Net Effective Rents
Square footage	2,509	7,771
Base rent	$17.72	$14.20
Tenant allowance	(1.94)	(0.04)
Landlord work	(2.27)	(0.01)
Third party leasing commissions	(0.26)	0.00

Equivalent net effective rent	$13.25	$14.15
Weighted average term in years	8.3	5.5

DDR Corp.

Top 50 Tenants

$, GLA in millions

		# of Units		Base Rent			GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	111	112	$37.2	3.4%	$26.5	3.5	4.0%	2.4	A+ / A3 / NR
2	Bed Bath & Beyond (2)	91	92	31.6	2.9%	23.0	2.6	3.0%	1.8	A- / Baa1 / NR
3	PetSmart	101	102	31.5	2.9%	21.0	2.2	2.5%	1.4	BB+ / NR / NR
4	Walmart (3)	29	76	27.9	2.6%	24.9	4.4	5.0%	4.0	AA / Aa2 / AA
5	Kohl’s	39	55	25.9	2.4%	17.2	3.4	3.9%	2.4	BBB / Baa1 / BBB+
6	Dick’s Sporting Goods (4)	39	40	22.9	2.1%	13.9	1.8	2.1%	1.1	NR
7	Ross Stores (5)	71	71	22.4	2.1%	13.9	2.1	2.4%	1.2	A- / A3 / NR
8	Best Buy	38	44	21.9	2.0%	15.7	1.5	1.7%	1.1	BB / Baa2 / BB
9	Michaels	67	69	19.1	1.8%	13.3	1.6	1.8%	1.1	B / NR / NR
10	AMC Theatres	10	11	16.8	1.5%	11.6	0.8	0.9%	0.5	B / NR / NR
11	Office Depot (6)	57	61	16.7	1.5%	11.8	1.3	1.5%	0.9	B- / B2 / NR
12	Gap (7)	65	65	16.5	1.5%	12.3	1.1	1.3%	0.8	BBB- / Baa3 / BBB-
13	Publix	37	40	15.9	1.5%	3.7	1.8	2.1%	0.4	NR
14	Ulta	53	55	12.7	1.2%	8.6	0.6	0.7%	0.4	NR
15	Ascena (8)	106	106	11.8	1.1%	9.1	0.6	0.7%	0.5	NR
16	Kroger (9)	26	29	11.7	1.1%	4.8	1.4	1.6%	0.5	BBB / Baa2 / BBB
17	Barnes & Noble	27	29	11.0	1.0%	8.4	0.7	0.8%	0.5	NR
18	Jo-Ann	35	35	10.7	1.0%	8.7	1.0	1.1%	0.8	B / Caa1 / NR
19	Lowe’s	13	34	10.4	1.0%	9.4	1.7	1.9%	1.5	A- / A3 / NR
20	Staples	36	37	10.1	0.9%	6.6	0.7	0.8%	0.5	BBB- / Baa2 / BBB-
21	Regal Cinemas	11	12	10.0	0.9%	8.0	0.6	0.7%	0.5	B+ / B1 / B+
22	Sports Authority	17	18	9.6	0.9%	9.0	0.7	0.8%	0.7	NR / B3 / NR
23	LA Fitness	13	14	9.3	0.9%	5.5	0.6	0.7%	0.4	NR
24	Toys “R” Us (10)	27	31	9.2	0.8%	8.0	1.1	1.3%	0.9	B- / B3 / CCC
25	Petco	37	39	9.2	0.8%	6.7	0.5	0.6%	0.4	B / B2 / NR
26	DSW	25	25	9.2	0.8%	6.2	0.6	0.7%	0.4	NR
27	Home Depot	10	42	9.2	0.8%	9.0	1.1	1.3%	1.0	A / A2 / A
28	Dollar Tree Stores	83	86	9.0	0.8%	6.2	0.8	0.9%	0.6	NR
29	Cinemark	10	10	8.9	0.8%	6.9	0.6	0.7%	0.5	BB- / NR / NR
30	Hobby Lobby	21	24	8.7	0.8%	4.3	1.2	1.4%	0.6	NR
31	Party City	41	42	7.9	0.7%	5.9	0.5	0.6%	0.4	B / B3 / NR
32	Royal Ahold (11)	9	9	7.5	0.7%	2.9	0.5	0.6%	0.2	BBB / Baa3 / BBB
33	Pier 1 Imports	35	40	7.3	0.7%	5.4	0.4	0.5%	0.3	NR
34	Burlington	13	13	6.8	0.6%	5.0	1.0	1.1%	0.7	B / NR / NR
35	hhgregg	20	20	6.8	0.6%	5.0	0.6	0.7%	0.5	NR
36	Nordstrom Rack	10	11	6.4	0.6%	5.3	0.4	0.5%	0.3	A- / Baa1 / A-
37	Whole Foods	6	6	6.3	0.6%	4.6	0.3	0.3%	0.2	BBB- / NR / NR
38	Giant Eagle	6	7	5.8	0.5%	3.1	0.5	0.6%	0.3	NR
39	Sears (12)	16	17	5.8	0.5%	4.5	1.5	1.7%	1.1	CCC+ / Caa1 / CCC
40	BJ’s Wholesale Club	5	6	5.8	0.5%	3.0	0.5	0.6%	0.3	B- / B3 / NR
41	Five Below	43	43	5.8	0.5%	4.0	0.4	0.5%	0.2	NR
42	Famous Footwear	39	39	5.4	0.5%	4.2	0.3	0.3%	0.2	BB- / B1 / BB+
43	AT&T	59	60	5.3	0.5%	4.1	0.2	0.2%	0.1	A- / A3 / A
44	Beall’s	17	18	5.1	0.5%	2.6	0.7	0.8%	0.4	NR
45	Gamestop	104	104	5.1	0.5%	3.8	0.2	0.2%	0.1	BB+ / Ba1 / NR
46	Panera	38	39	5.0	0.5%	3.4	0.2	0.2%	0.1	NR
47	Shoe Carnival	32	32	4.8	0.4%	3.1	0.4	0.5%	0.2	NR
48	Mattress Firm	40	41	4.7	0.4%	3.0	0.2	0.2%	0.1	B / B2 / NR
49	24 Hour Fitness	6	6	4.6	0.4%	2.1	0.2	0.2%	0.1	B / NR / NR
50	Rainbow Apparel (13)	38	38	4.5	0.4%	4.0	0.2	0.2%	0.2	NR

	Top 50 Total	1,882	2,055	$593.7	54.4%	$413.2	51.8	59.3%	35.8
	Total Portfolio			$1,090.7	100.0%	$762.3	87.3	100.0%	60.1

(1)	T.J. Maxx (49)/Marshalls (44)/HomeGoods (17)/
Sierra Trading (1)
(2)	Bed Bath (58) / World Market (21) / buybuy Baby (10) / CTS (2)
(3)	Walmart (24) / Sam’s Club (3) / Neighborhood Market (2)
(4)	Dick’s Sporting Goods (36) / Golf Galaxy (2) / Field & Stream (1)
(5)	Ross Dress for Less (69) / dd’s Discounts (2)
(6)	Office Depot (20) / OfficeMax (37)
(7)	Gap (4) / Old Navy (58) / Banana Republic (3)
(8)	Catherine’s (8) / Dress Barn (30) / Justice (26) / Lane Bryant (28) / Maurice’s (14)
(9)	Kroger (18) / Harris Teeter (7) / King Soopers (1)
(10)	Toys “R” Us (6) / Babies “R” Us (15) / Toys-Babies Combo (6)
(11)	Stop & Shop (4) / Martin’s (3) / Others (2)
(12)	Sears (5) / Kmart (11)
(13)	Rainbow (22) / 5-7-9 (7) / Marianne (9)

DDR Corp.

Acquisitions

$ in millions, GLA in thousands

		DDR	Total	At 100%		At DDR Share
Date	Location	Own. %	GLA	Price	Debt	Price	Debt	Anchors
4/14	Colorado Springs, CO	100%	225	$30.6	$12.9	$30.6	$12.9	Vitamin Cottage Natural Grocers, Ross Dress for Less, Golfsmith, 24 Hour Fitness, PetSmart, Sports Authority

5/14	Cincinnati, OH	100%	430	29.5	0.0	29.5	0.0	Costco, Target, Barnes & Noble, Michaels, Best Buy

5/14	Sacramento, CA	100%	275	86.3	0.0	86.3	0.0	REI, Bed Bath & Beyond, Macy’s, buybuy Baby, World Market

6/14	Chicago, IL	100%	240	118.4	35.5	118.4	35.5	Nordstrom Rack, Burlington, T.J. Maxx, Dick’s Sporting Goods

8/14	Philadelphia, PA	100%	168	31.5	0.0	31.5	0.0	Bed Bath & Beyond, Stein Mart, AFC Fitness, PetSmart

9/14	Portfolio of 7 former Blackstone Assets (1)	100%	2,288	397.2	205.3	377.3	205.3	Target, Walmart, Wegmans, Dick’s Sporting Goods, Kohl’s, T.J. Maxx

10/14	Portfolio of 70 Assets with Blackstone	5%	15,658	1,926.4	1,237.0	376.0	61.9	Whole Foods, Trader Joe’s, Costco, Target, Walmart, Dick’s Sporting Goods, T.J. Maxx, PetSmart, The Fresh Market

12/14	Erie, PA(1)	100%	278	15.6	0.0	15.0	0.0	Target, Best Buy, Babies “R” Us, Bed Bath & Beyond, Marshalls

			19,562	$2,635.5	$1,490.7	$1,064.6	$315.6

(1)	DDR acquired its partner’s 95% ownership interest in these assets.

DDR Corp.

Dispositions

$ in millions, GLA in thousands

		DDR	Total	At 100%		At DDR Share
Date	Location	Own. %	GLA	Price	Debt	Price	Debt	Anchors
1/14	Norcross, GA	100%	83.4	$10.0	$0.0	$10.0	$0.0	Ingles
1/14	Tonawanda, NY	100%	121.8	5.0	0.0	5.0	0.0	Best Fitness
1/14	Camp Hill, PA	100%	62.9	3.0	0.0	3.0	0.0	Michaels
1/14	Hagerstown, MD	100%	89.9	12.7	0.0	12.7	0.0	Hobby Lobby
2/14	Longview, TX	20%	40.5	3.9	3.7	0.8	0.7	-
2/14	Charleston, SC	100%	236.3	16.0	0.0	16.0	0.0	Home Décor Liquidators, Northern Tool
2/14	Fenton, MO	100%	100.4	10.3	0.0	10.3	0.0	Aldi
2/14	Riverdale, UT	93%	427.8	54.3	0.0	50.5	0.0	Best Buy, Gordman’s, Jo-Ann
3/14	Victor, NY	100%	55.9	5.5	0.0	5.5	0.0	-
3/14	Greensboro, NC	100%	151.4	7.2	0.0	7.2	0.0	Food Lion, Staples
3/14	San Antonio, TX	20%	230.7	49.7	20.0	9.9	4.0	Ross Dress for Less, PetSmart, Office Depot
3/14	Goodlettsville, TN	20%	84.4	7.4	6.4	1.5	1.3	Kroger
3/14	Oxford, MS	20%	71.9	4.7	0.0	0.9	0.0	Kroger
1Q	Land Sales		0.0	8.3	0.0	8.3	0.0

	1Q Total		1,757.3	$198.0	$30.1	$141.6	$6.0
4/14	SSB (Brazil)					409.8
4/14	St. John, MO	100%	94.2	12.8	0.0	12.8	0.0	Shop ‘N Save
4/14	Dunkirk, NY	100%	10.9	1.4	0.0	1.4	0.0	-
4/14	Houston, TX	100%	131.6	14.7	0.0	14.7	0.0	Lowe’s
4/14	Erie, PA	100%	10.9	1.1	0.0	1.1	0.0	-
4/14	Cheektowaga, NY	5%	170.5	3.3	0.0	0.2	0.0	-
5/14	Olympia, WA	100%	35.8	3.7	0.0	3.7	0.0	Big Lots
5/14	Highland Ranch, CO	100%	43.5	4.8	0.0	4.8	0.0	Savers
5/14	Orlando, FL	20%	52.0	1.2	1.9	0.2	0.4	-
6/14	Lake Wales, FL	20%	116.0	17.9	0.0	3.6	0.0	Publix
6/14	Davie, FL	20%	70.3	11.6	5.9	2.3	1.2	Publix
6/14	Westland, MI	100%	13.9	3.1	0.0	3.1	0.0	-
2Q	Land Sales		0.0	3.0	0.0	3.0	0.0

	2Q Total		749.6	$78.6	$7.8	$460.7	$1.6
7/14	Worcester, MA	100%	107.9	3.2	0.0	3.2	0.0	-
7/14	Lakeland, FL	100%	77.6	7.5	0.0	7.5	0.0	Bealls
8/14	Starkville, MS	100%	133.7	9.2	0.0	9.2	0.0	JCPenney, Kroger
9/14	Boiling Springs, SC	100%	102.3	5.8	0.0	5.8	0.0	Ingles
9/14	Utah Portfolio (3 Assets)	100%	1,618.8	222.7	0.0	222.7	0.0	Various
3Q	Land Sales		0.0	18.8	0.0	12.3	0.0	-

	3Q Total		2,040.3	$267.2	$0.0	$260.7	$0.0
10/14	Dania Beach, FL	100%	165.0	28.2	0.0	28.2	0.0	Bass Pro Outdoor World
10/14	Milwaukee, WI	100%	160.5	10.3	0.0	10.3	0.0	Kohl’s, Pick ‘N Save
10/14	Howell, MI	100%	220.7	10.5	0.0	10.5	0.0	Big Lots, Dunham’s, Elder-Beerman, T.J. Maxx
10/14	Roscoe, IL	20%	125.7	9.3	6.2	1.9	1.2	Schnucks
10/14	Milan, MI	20%	65.8	2.3	1.7	0.5	0.3	Kroger
10/14	Rome, GA	100%	21.9	1.9	0.0	1.9	0.0	-
10/14	Indianapolis, IN	20%	102.5	9.5	5.4	1.9	1.1	Kroger
10/14	Jackson, TN	20%	62.9	6.0	3.7	1.2	0.7	Kroger
11/14	Mt. Pleasant, MI	100%	203.8	17.3	0.0	17.3	0.0	Dick’s Sporting Goods, Jo-Ann, Kroger, T.J. Maxx
11/14	DDR Markaz II Portfolio	20%	1,473.6	154.0	128.8	30.8	25.8	Various
11/14	Pensacola, FL	20%	64.1	7.1	7.1	1.4	1.4	-
11/14	Dewitt, NY	100%	38.4	2.9	0.0	2.9	0.0	Michaels
11/14	Woodstock, GA	100%	170.9	0.2	0.0	0.2	0.0	-
12/14	BRE DDR Retail Holdings I	5%	1,718.1	174.3	102.9	8.7	5.1	Various
12/14	Ocala, FL	100%	113.9	6.9	0.0	6.9	0.0	Hobby Lobby
12/14	Dothan, AL	100%	181.0	21.2	0.0	21.2	0.0	Big Lots, OfficeMax, T.J. Maxx
12/14	Riverdale, UT	100%	248.1	15.0	0.0	15.0	0.0	OfficeMax, Sports Authority
12/14	Winter Park, FL	5%	112.3	3.1	0.0	0.2	0.0	-
12/14	Monaca, PA	100%	298.6	41.1	0.0	41.1	0.0	Cinemark, Lowe’s, Michaels, Party City
12/14	Boynton Beach, FL	20%	106.2	10.8	0.0	2.2	0.0	-
12/14	Sandy Springs, GA	100%	128.8	40.7	0.0	40.7	0.0	Publix
4Q	Land Sales		0.0	17.9	0.0	12.6	0.0	-

	4Q Total		5,782.8	$590.5	$255.8	$257.6	$35.7

	Full Year Total		10,330.0	$1,134.3	$293.7	$1,120.6	$43.3

DDR Corp.

Developments / Redevelopments

$ in millions, GLA in thousands

	At Year End			YTD Activity
	Land	CIP	Total	Net Spend	Placed in Service
Consolidated
Ground up Projects in Progress	$34.3	$63.0	$97.3	$51.2	$120.9
Land Held for Development (1)	93.2	54.7	147.9	(21.9)	0.0
Substantially Completed Pending Lease Up	26.0	34.6	60.6	1.3	0.1
Redevelopment Projects	30.6	55.1	85.7	125.2	124.1
Leasing Capital Expenditures	0.0	3.7	3.7	35.1	36.4

	$184.1	$211.1	$395.2	$190.9	$281.5
Unconsolidated at 100%
Land Held for Development	$48.2	$4.8	$53.0	$2.1	$0.0
Redevelopment Projects	0.0	0.6	0.6	8.9	9.0
Leasing Capital Expenditures	0.0	2.1	2.1	22.9	22.6

	$48.2	$7.5	$55.7	$33.9	$31.6

	Estimated
	Anchor Opening	Total GLA (2)	Owned GLA (2)	Net Cost (3)	Incurred to Date	Placed in Service	Anchors
Development
Orlando, FL	4Q15	402	367	$101.0	$29.6	$0.1	Epic Theater, Five Below, HomeGoods
Seabrook, NH	2Q14	365	170	90.0	77.2	57.7	Walmart, Dick’s Sporting Goods, PetSmart, Michaels, Ulta
New Haven, CT	4Q15	131	131	66.3	31.0	0.0	Fresh Market
Kansas City, KS	3Q14	419	60	20.2	19.1	1.8	IKEA, Hobby Lobby

		1,317	728	$277.5	$156.9	$59.6
Redevelopment
Los Angeles, CA		211	211	$69.7	$11.7	$2.4	Restoration Hardware, H&M, Forever 21
San Juan, PR		102	102	32.5	26.9	26.4	Food court, Victoria’s Secret, Aeropostale
Phoenix, AZ		220	220	18.2	9.3	9.3	Sprouts, Michaels, Marshalls, PetSmart
Tampa, FL		127	120	17.1	11.9	11.9	Ross Dress for Less, Marshalls, Michaels, PetSmart, Five Below
Richmond, VA		133	66	16.7	6.1	4.4	Martin’s, Petco
Columbia, SC		47	47	9.7	7.2	7.0	Nordstrom Rack
Chicago, IL		22	22	8.8	7.0	1.5	Trader Joe’s, Sleepy’s, Old Navy

		862	788	$172.7	$80.1	$62.9

	DDR’s	Total	DDR Share		DDR’s	Total	DDR Share
Land Held (1)	Own. %	Acreage	Acreage	Land Held (1)	Own. %	Acreage	Acreage
Chicago, IL	50%	106	53	Toronto, CAN	50%	29	14
Gulfport, MS	100%	86	86	Isabela, PR	80%	11	9
Ukiah, CA	100%	66	66
Raleigh, NC	100%	38	38

(1)	Basis at DDR share is $122.1 million.

(2)	Includes only the expansion or redevelopment GLA.

(3)	Includes receipts and expected future reductions from land sales and reimbursements.

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions

	Partner	DDR Own %	Operating Properties	Owned GLA	ABR	Gross Book Value	Debt
BRE DDR Retail	Blackstone Real	5%	70	11.4	$145.1	$1,734.3	$1,256.6
Holdings III	Estate Partners VII

DDRTC Core	TIAA-CREF	15%	26	8.4	104.1	1,548.0	815.0
Retail Fund

DDR Domestic	Various	20%	56	7.9	88.3	1,380.1	920.0
Retail Fund I

DDR-SAU	State of Utah	20%	23	2.1	22.6	283.6	155.6
Retail Fund

Other	Various	Various	13	2.0	20.2	243.4	140.3
Coventry II (1)	Coventry II Fund	10% - 20%	20	3.0	28.9	361.4	265.3

Total			208	34.8	$409.2	$5,550.8	$3,552.8

(1)	Includes 17 assets in which the Company does not have an economic interest.

DDR Corp.

Joint Venture Income Statement

	At 100%		At DDR Share
	12M14	4Q14	4Q14
Revenues:
Minimum rents (1)	$359.2	$99.0	$14.9
Percentage rent	1.9	0.9	0.1
Recoveries	91.9	27.2	4.5
Other revenues	32.8	1.7	0.5

	485.8	128.8	20.0
Expenses:
Operating and maintenance	112.8	28.8	4.3
Real estate taxes	54.9	17.0	2.7

	167.7	45.8	7.0

Net operating income (2)	318.1	83.0	13.0

Other income (expense):
Interest expense (3)	(171.8)	(42.3)	(6.1)
Depreciation and amortization	(151.7)	(44.5)	(5.9)
Impairment charges	(21.6)	(21.0)	(4.3)
Tax expense	(6.6)	0.0	0.0
Other expense, net	(18.2)	(15.3)	(0.7)

	(369.9)	(123.1)	(17.0)
Loss from continuing operations	(51.8)	(40.1)	(4.0)
(Loss) income from discontinued operations (2)	(13.9)	3.2	1.3
Gain on disposition of discontinued operations, net	55.0	26.8	4.3
Gain on disposition of real estate, net	10.1	6.3	0.0
Disproportionate share of income (loss) (2) (4)	0.0	0.0	(1.9)

Net loss	(0.6)	(3.8)	(0.3)
Non-controlling interests	(2.0)	0.0	0.0

Net loss attributable to unconsolidated joint ventures	(2.6)	(3.8)	(0.3)
Depreciation and amortization of real estate investments	164.7	46.6	6.1
Impairment of depreciable real estate	32.7	21.0	4.3
Gain on disposition of depreciable real estate, net	(65.1)	(33.1)	(4.3)

Funds From Operations:	$129.7	$30.7	$5.8

Net income (loss) at DDR ownership interests	$9.2	($0.3)	($0.3)
Basis differences	1.8	1.0	1.0

Equity in net income of joint ventures	11.0	0.7	0.7
FFO at DDR’s ownership interests	$30.3	$5.8
Operating FFO at DDR’s ownership interests	$31.4	$6.8

(1) Straight-line rent, net	3.6	1.2	0.1
(2) DDR’s share of NOI from discontinued operations, promoted equity and minority interests			0.4
(3) Non-cash interest expense	(4.9)	(2.0)	(0.1)
(4) Adjustments represent the effect of promoted equity and minority interests

DDR Corp.

Joint Venture Balance Sheet (1)

	At 100%
	4Q14	4Q13
Land	$1,439.8	$1,275.2
Buildings	3,854.6	3,940.8
Fixtures and tenant improvements	200.7	266.9

	5,495.1	5,482.9
Less: Accumulated depreciation	(773.2)	(839.9)

	4,721.9	4,643.0
Land held for development and construction in progress	55.7	116.1

Real estate, net	4,777.6	4,759.1

Cash and restricted cash (2)	100.8	282.9
Receivables, including straight-line rent, net	80.5	101.0
Other assets, net	394.7	196.6

	5,353.6	5,339.6

Mortgage debt	3,552.8	3,282.6
Notes and accrued interest payable to DDR	144.8	127.7
Other liabilities	277.0	245.4

	3,974.6	3,655.7
Redeemable preferred equity	305.3	71.8
Accumulated equity	1,073.7	1,612.1

	$5,353.6	$5,339.6

	At DDR Share
	4Q14	4Q13
Land	$202.5	$234.1
Buildings	555.5	800.8
Fixtures and tenant improvements	33.3	64.4

	791.3	1,099.3
Less: Accumulated depreciation	(150.2)	(174.5)

	641.1	924.8
Land held for development and construction in progress	5.8	25.4

Real estate, net	646.9	950.2

Cash and restricted cash	16.8	81.0
Receivables, including straight-line rent, net	15.4	27.5
Other assets, net (3)	27.7	32.3
Disproportionate share of equity (4)	287.8	63.4

	994.6	1,154.4

Mortgage debt (5) (6)	503.5	630.1
Notes and accrued interest payable to DDR	14.7	13.0
Other liabilities	29.2	57.2

	547.4	700.3
Redeemable preferred equity	305.3	71.8

	852.7	772.1
Accumulated equity	144.1	387.0
Disproportionate share of equity (4)	(2.2)	(4.7)

	$994.6	$1,154.4
(1) Exchange rate of BRL / USD at year end 2013	N/A	2.35
(2) Amount attributable to SSB BV Sarl at year end 2013	N/A	191.9
(3) Intangible assets at DDR share	20.4	12.1
(4) Adjustments represent promoted equity and minority interests
(5) Fair market value of debt adjustment at DDR’s share	1.0	0.6
(6) Non-recourse mortgage debt with a zero basis at DDR’s share	$17.4	$20.9

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	December 31, 2014		December 31, 2013
Capital Structure	Amount	% of Total	Amount	% of Total
Common Shares Equity	$6,648.1	54%	$5,527.4	49%
Perpetual Preferred Stock	350.0	3%	405.0	4%

	6,998.1	57%	5,932.4	53%

Unsecured Credit Facilities	29.0	0%	29.1	0%
Unsecured Term Loan	350.0	3%	350.0	3%
Unsecured Public Debt	2,775.9	23%	2,775.4	25%
Secured Term Loan	400.0	3%	400.0	4%
Fixed Rate Mortgage Debt	1,560.9	13%	1,627.1	14%
Variable Rate Mortgage Debt	99.2	1%	97.7	1%

	5,215.0	43%	5,279.3	47%

Total	$12,213.1	100%	$11,211.7	100%

Capital Structure Detail
Debt to Market Capitalization	42.7%		47.1%
Common Shares Outstanding	360.7		359.2
Operating Partnership Units	1.4		0.4
Market Value per Share	$18.36		$15.37
Accretion on Convertible Notes (excluded above)	$10.0		$21.3
Partners’ Share of Consolidated Debt (included above)	$9.9		$19.4
DDR Share of Unconsolidated Debt (excluded above)	$503.5		$630.1

Credit Ratings			Covenants
	Debt Rating	Outlook		Covenant Threshold		Actual Covenant
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤	65%	49%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤	40%	18%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥	135%	216%
			Fixed Charge Coverage Ratio	≥	1.5x	2.1x

DDR Corp.

Debt / EBITDA

$ in millions

	4Q14	4Q13
Consolidated
Net (loss) income to DDR	($10.7)	$7.2
Impairments	11.1	0.4
Executive separation charges	5.4	0.0
Depreciation and amortization	106.7	103.7
Interest expense	61.0	59.8
Gain on change in control of interests, net	(0.2)	(18.8)
Other expenses, net	1.8	1.9
Equity in net income of JVs	(0.7)	(1.3)
JV Impairments (at DDR share)	21.6	1.0
Income tax expense	0.7	0.2
EBITDA adjustments from discontinued operations	(19.6)	12.2
Gain on disposition of real estate, net	(0.4)	(0.1)
Adjustments for non-controlling interests	(1.3)	(0.2)
JV FFO (at DDR share)	5.8	12.3
Other JV adjustments (at DDR share)	0.9	(0.2)

EBITDA - current quarter	182.1	178.1
EBITDA - annualized	728.4	712.4

Consolidated debt	5,234.7	5,294.7
Partner share of consolidated debt	(9.9)	(19.4)
Face value adjustments	(19.7)	(15.4)
Cash and restricted cash	(31.5)	(119.3)

Net adjusted debt	$5,173.6	$5,140.6

Debt / EBITDA - Consolidated	7.10x	7.22x

Pro rata including JVs
EBITDA - current quarter	188.7	190.8
EBITDA - annualized	754.8	763.2

Consolidated net debt	5,173.6	5,140.6
JV debt (at DDR share)	502.5	629.5
Cash and restricted cash	(16.8)	(81.0)

Net adjusted debt	$5,659.3	$5,689.1

Debt / EBITDA - Pro rata	7.50x	7.45x

DDR Corp.

Debt Summary

$ in millions

		Consolidated			Unconsolidated
	Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities	$29.0	$29.0	2.19%
Unsecured Term Loan	350.0	350.0	3.05%
Unsecured Public Debt	2,765.9	2,765.9	5.26%
Secured Term Loan	400.0	400.0	1.61%
Fixed Rate Mortgage Loans	1,560.9	1,551.0	5.37%	$2,195.7	$378.5	5.32%
Variable Rate Mortgage Loans	99.2	99.2	1.38%	1,337.4	124.0	3.02%

Subtotal	5,205.0	5,195.1	4.77%	3,533.1	502.5	4.75%
Fair Market Value Adjustment	29.7	29.7		19.7	1.0

Total	$5,234.7	$5,224.8	4.77%	$3,552.8	$503.5	4.75%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2015	$36.8	$429.1	$503.0	$968.9	$968.9	4.50%
2016	30.7	117.3	240.0	388.0	388.0	7.73%
2017	29.8	203.2	350.0	583.0	583.0	6.17%
2018	22.7	528.4	411.2	962.3	962.3	3.59%
2019	16.5	169.3	300.0	485.8	485.8	4.04%
2020	7.3	280.2	300.0	587.5	587.5	6.11%
2021	4.4	126.5	300.0	430.9	430.9	3.92%
2022	0.1	42.8	450.0	492.9	483.0	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%
2024 and beyond	0.0	15.0	0.0	15.0	15.0	0.40%
Unsecured debt discount			(9.3)	(9.3)	(9.3)

	$148.3	$1,911.8	$3,144.9	$5,205.0	$5,195.1	4.77%

Unconsolidated Maturity Schedule (1)
2015	$9.4	$174.9	$0.0	$184.3	$32.9	6.46%
2016	9.5	31.1	0.0	40.6	7.7	6.72%
2017	8.9	1,337.6	0.0	1,346.5	260.2	5.52%
2018	4.7	185.2	0.0	189.9	32.0	4.60%
2019	4.5	1,201.7	0.0	1,206.2	99.5	2.08%
2020	4.7	60.6	0.0	65.3	7.8	5.23%
2021	3.9	80.5	0.0	84.4	31.7	5.41%
2022	2.3	244.1	0.0	246.4	12.6	4.39%
2023	1.9	95.5	0.0	97.4	7.3	4.37%
2024 and beyond	0.5	71.6	0.0	72.1	10.8	4.30%

Total	$50.3	$3,482.8	$0.0	$3,533.1	$502.5	4.75%

% of Total	Consolidated			Unconsolidated
Fixed	91.8%			62.1%
Variable	8.2%			37.9%
Recourse to DDR	68.7%			0.0%
Non-recourse to DDR	31.3%			100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Senior Debt:
Unsecured Revolver ($750m)	$29.0	$29.0	04/18	L+115
Unsecured Revolver ($65m)	0.0	0.0	04/18	L+115
Unsecured Term Loan ($50m) (4)	50.0	50.0	01/17	L+150
Unsecured Term Loan ($300m) (4)	300.0	300.0	01/19	L+190
Secured Term Loan ($400m) (4)	400.0	400.0	04/18	L+135

	$779.0	$779.0
Public Debt:
Unsecured Notes	$153.0	$153.0	05/15	5.50%
Convertible Notes (5)	340.0	340.0	11/15	1.75%
Unsecured Notes	239.7	239.7	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	299.1	299.1	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.5	298.5	09/20	7.88%
Unsecured Notes	298.3	298.3	01/21	3.50%
Unsecured Notes	456.6	456.6	07/22	4.63%
Unsecured Notes	298.5	298.5	05/23	3.38%

	$2,765.9	$2,765.9
Mortgage Debt:
Hamilton Commons, NJ	1.4	1.4	09/15	4.70%
Woodfield Village Green, IL	65.4	65.4	09/15	6.40%
Carillon Place, FL	25.6	25.6	09/15	6.40%
Fairfax Towne Center, VA	38.9	38.9	09/15	6.40%
Shoppers World, MA	127.4	127.4	09/15	6.40%
Winter Garden Village, FL	103.8	103.8	10/15	6.10%
Cumming Town Center, GA	33.7	33.7	10/15	6.10%
Silver Spring Square, PA	38.0	38.0	10/15	6.35%

Tops Plaza, NY	1.9	1.9	01/16	8.00%
Freedom Plaza, NY	0.8	0.8	09/16	7.85%
Sycamore Crossing, OH	63.5	63.5	12/16	5.81%
The Maxwell, IL	55.5	55.5	12/16	L+155

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	3.4	3.4	08/17	6.00%
Connecticut Commons, CT	47.4	47.4	10/17	5.01%
Riverdale Village, MN	26.0	26.0	10/17	5.01%
Riverdale Village Perimeter, MN	32.6	32.6	10/17	5.01%
Lake Brandon Village, FL	9.4	9.4	10/17	5.01%
Shoppers World Brookfield, WI	5.9	5.9	10/17	5.01%
Marketplace of Brown Deer, WI	4.2	4.2	10/17	5.01%

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Brown Deer Center, WI	7.9	7.9	10/17	5.01%
Thruway Plaza (Walmart), NY	1.6	1.6	10/17	6.78%

Tops Plaza, NY	6.6	6.6	01/18	7.05%
Falcon Ridge Town Center, CA	14.7	14.7	01/18	5.91%
Walmart Supercenter, SC	3.5	3.5	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	24.5	24.5	03/18	5.06%
Southland Crossings, OH	24.5	24.5	03/18	5.06%
The Promenade at Brentwood, MO	31.0	31.0	03/18	5.06%
DDR Headquarters, OH	28.7	28.7	03/18	L + 105
Mohawk Commons, NY	9.8	9.8	12/18	5.75%

Lowe’s, TN	4.1	4.1	01/19	7.66%
Nassau Park Pavilion, NJ	57.0	57.0	02/19	3.40%
Bandera Pointe, TX	24.8	24.8	02/19	3.40%
Presidential Commons, GA	21.2	21.2	02/19	3.40%
Plaza Cayey, PR	20.9	20.9	06/19	7.59%
Plaza Fajardo, PR	25.2	25.2	06/19	7.59%
Plaza Isabela, PR	22.1	22.1	06/19	7.59%
Plaza Walmart, PR	11.8	11.8	06/19	7.59%
Mariner Square, FL	2.6	2.6	09/19	9.75%

Northland Square, IA	5.1	5.1	01/20	9.38%
Plaza Rio Hondo, PR	125.7	125.7	01/20	3.95%
Easton Marketplace, OH	50.2	50.2	01/20	3.95%
The Fountains, FL	45.8	45.8	01/20	3.95%
Perimeter Pointe, GA	43.3	43.3	01/20	3.95%
Polaris Towne Center, OH	43.7	43.7	04/20	6.76%

Chapel Hills West, CO	12.5	12.5	06/21	5.49%
West Valley Marketplace, PA	10.0	10.0	07/21	6.95%
Plaza Escorial, PR	74.2	74.2	07/21	3.59%
Wrangleboro Consumer Sq, NJ	60.8	60.8	10/21	5.41%
Chapel Hills East, CO	8.5	8.5	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	19.4	19.4	02/22	5.71%

Gulfport Promenade, MS	15.0	15.0	12/37	S + 37

	$1,660.1	$1,650.2
FMV adjustment - assumed debt	29.7	29.7

Total	$1,689.8	$1,679.9

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Rate Type
Fixed	$4,776.8	$4,766.9	4.0 years	5.06%
Variable	428.2	428.2	3.8 years	1.53%

	$5,205.0	$5,195.1	3.9 years	4.77%
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

Interest Rate Swaps	Notional	Rate	Fixed	Termination
Underlying Debt Hedged:	Amount	Hedged	Rate	Date
Unsecured Term Loan	$50.0	1 mo. LIBOR	0.56%	6/1/15
Secured Term Loan	100.0	1 mo. LIBOR	0.53%	7/1/15
Mortgage Portfolio	80.0	1 mo. LIBOR	2.81%	9/1/17
Unsecured Term Loan	100.0	1 mo. LIBOR	0.88%	1/2/18
Unsecured Term Loan	200.0	1 mo. LIBOR	1.54%	2/1/19

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR, S = SIFMA.

(3)	Does not include discounts or premiums.

(4)	The $350 million unsecured term loan and $100 million of the secured term loan were repaid with proceeds from bond issuance on January 12, 2015.

(5)	The $350 million face value of the convertible notes is to be settled in cash. Any premium may be net settled prior to
November 2015 with DDR’s common stock or cash at DDR’s option once the stock price rises above 125% of the $14.85 conversion price (as of December 31, 2014) for a specified period of time as outlined in the Prospectus Supplement dated November 1, 2010. The conversion price is subject to future adjustments, including the declaration of a quarterly dividend. No dilution assumed for purposes of calculating FFO or Operating FFO as of December 31, 2014, since the market trigger has not been achieved and the notes were not convertible. Included in this amount is a $10.0 million reduction as compared to the face value of the convertible notes representing the remaining accretion of the initial conversion valuation.

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
BRE DDR Retail Holdings III
Telegraph Plaza, MI	$4.9	$0.2	12/16	5.99%
Camp Creek, GA	42.0	2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.8	1.0	05/19	4.85%
November 2019 Loan Pool (46 assets)	800.0	40.0	11/19	L + 160
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
January 2023 Loan Pool (4 assets)	22.7	1.1	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,236.9	$61.8
DDR Domestic Retail Fund I
Village Center, WI	$10.2	$2.0	04/15	4.21%
West Falls Plaza, NJ	9.9	2.0	04/15	4.21%
July 2017 Loan Pool (52 assets)	883.5	176.7	07/17	5.60%
Heather Island, FL	4.5	0.9	02/18	3.56%
Hilliard Rome, OH	11.9	2.4	02/18	3.56%

	$920.0	$184.0
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Pool 5 (11 assets) (3)	217.0	32.6	02/19	L + 180
Pool 3 (6 assets) (3)	165.3	24.8	03/19	L + 225
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$815.0	$122.3
Coventry II
Bloomfield Park, MI (4)	$21.9	$0.0	12/08	P+300
DDR SM (10 assets) (4)	32.7	6.5	09/14	L + 525
Totem Lake Mall, WA (4)	27.5	5.5	06/15	L + 650
Buena Park, CA (3)	73.0	14.6	06/15	L + 625
DDR SM (7 assets) (4)	27.0	5.4	09/16	6.75%
Christown Spectrum Mall, AZ	64.9	13.0	04/18	4.80%
Fairplain Plaza, MI	18.3	3.7	05/23	4.85%

	$265.3	$48.7

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
DDR-SAU Retail Fund
DDR-SAU Retail Fund (14 assets)	$84.8	$17.0	09/17	4.74%
DDR-SAU Retail Fund (9 assets)	70.8	14.1	04/18	4.65%

	$155.6	$31.1
Other Joint Ventures
Lennox Town Center Limited, OH	1.0	0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	19.7	5.0	10/20	5.25%
Sun Center Limited, OH	22.3	17.7	05/21	5.99%
RVIP IIIB, Deer Park, IL	71.3	18.4	09/21	4.84%

	$140.3	$54.6

Subtotal	$3,533.1	$502.5
FMV Adjustment - Assumed Debt	19.7	1.0

Total	$3,552.8	$503.5

Rate Type
Fixed	$2,195.7	$378.5	3.4 years	5.32%
Variable	1,337.4	124.0	3.5 years	3.02%

	$3,533.1	$502.5	3.5 years	4.75%

Interest Rate Swaps	Notional	Rate	Fixed	Termination
Underlying Debt Hedged:	Amount	Hedged	Rate	Date
Mortgage Loan	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR, P = Prime

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (11 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%
Buena Park, CA	1 mo. LIBOR of 0.75%

(4)	Includes $109.1 million of non-recourse debt ($17.4 million at DDR’s share) associated with joint ventures for which the Company has written its investment down to zero and is receiving no allocation of income.

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646	)855-3640
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571	)633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212	)816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212	)816-6981
Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646	)562-1380
Credit Suisse	Ian Weissman	ian.weissman@credit-suisse.com	(212	)538-6889
	George Auerbach	george.auerbach@credit-suisse.com	(212	)538-8082
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212	)250-6799
DISCERN	Dave Wigginton	dwigginton@discern.com	(646	)863-4177
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212	)446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212	)888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212	)902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212	)902-4736
Green Street Advisors	Cedrik Lachance	clachance@greenstreetadvisors.com	(949	)640-8780
	Jason White	jwhite@greenstreetadvisors.com	(949	)640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502	)588-1839
Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212	)336-7076
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212	)622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917	)368-2280
	Todd Thomas	tthomas@keybanccm.com	(917	)368-2286
MLV & Co.	Paul Morgan	pmorgan@mlvco.com	(415	)325-4187
Morgan Stanley	Haendel St. Juste	haendel.stjuste@morganstanley.com	(212	)761-0071
	Catherine Klinchuch	catherine.klinchuch@morganstanley.com	(212	)296-8581
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440	)715-2646
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212	)466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212	)303-4124
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212	)713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212	)713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617	)603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443	)263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212	)412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212	)723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212	)834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wachovia.com	(704	)715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining financing are included in deferred charges and amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Gains or losses on the sales of operating shopping centers are generally reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

ddr listed NYSE®

Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | P. 216.755.5500 | F. 216.755.1500 | www.ddr.com